EXHIBIT 10.2

                               FOURTH AMENDMENT
                               to that certain
                                LOAN AGREEMENT
                                by and between

         VPGI Corp. and Trident Growth Fund, L.P. (November 10, 2004)

 This Fourth amendment to that certain Loan Agreement by and between VPGI Corp. and Trident Growth Fund, L.P. dated November 10, 2004 (this "Agreement") is made and entered into this 27th day of June, 2006, by and between VPGI Corp., a Texas corporation (the "Borrower") and Trident Growth Fund, LP, a Delaware limited partnership (the "Lender").

                             W I T N E S S E T H:

 WHEREAS, on November 10, 2004, the parties entered into a Loan Agreement (so called herein) wherein Lender agreed to loan to Borrower up to $700,000 (the "Loan"); and

 WHEREAS, on August 8, 2005, the Loan was amended to increase the Loan Amount by $50,000, and thereafter amended again on September 19, 2005 to increase the Loan Amount by an additional $100,000; and again on February 2, 2006 to increase the Loan Amount by an additional $100,000; and

 WHEREAS, Borrower has requested and Lender has agreed to loan to Borrower an additional $100,000 pursuant to and on the same terms as the Loan; and NOW, THEREFORE, the parties have agreed to amend the Loan as follows:

 1. Defined Terms. All capitalized terms set forth but not defined herein shall have the meaning ascribed to them in the Loan Agreement.

 2. Increase in Loan Amount. The Loan Agreement shall be amended by increasing the Loan Amount from $950,000 to 1,050,000, and everywhere in the Loan Agreement where reference is made to the Loan Amount, directly or indirectly, such term or reference shall be amended and modified accordingly. Accordingly, a Convertible Note in the form of Exhibit A and a Third Amended Security Agreement in the form of Exhibit B shall be executed and delivered by Borrower to Lender contemporaneously herewith. The Origination and Commitment Fees described in Section 2.1 of the Loan Agreement shall apply to the additional amount to be loaned hereunder.

 3. Additional Warrant Coverage. Borrower shall issue an additional Warrant to Lender in the form of Exhibit C hereto giving Lender the right to purchase an additional 72,000 shares of Common Stock at an exercise price of $.10 per share. As set forth in the Loan Agreement, Borrower and Lender agree that the aggregate value of the Warrant to be issued in accordance with this Agreement together with the Warrants previously issued in connection with the Loan Agreement is less than $1,000.

 4. Representations and Warranties. Except as otherwise set forth on Exhibit D hereto, all of the representations and warranties contained in the Loan Agreement are true and correct as of the date hereof, and the
 Disclosure Schedules  attached thereto   have  not changed  in any  material
 manner.

 5. Terms of Loan Agreement Unchanged. Except as set forth or contemplated herein, the remaining terms of the Loan Agreement shall remain in effect as set forth therein.

 6. Execution of Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument.

 7. Further Assurances. Each party hereto agrees to perform any further acts and to execute and deliver any further documents that may be reasonably necessary to carry out the provisions of this Agreement.

 8. Governing Law. This Agreement and the legal relations among the parties hereto shall be governed by and construed in accordance with the laws of the State of Texas without regard to its conflicts of law doctrine. Each of the parties hereto irrevocably consents to the jurisdiction of the federal and state courts located in Dallas County, the State of Texas.

      IN WITNESS WHEREOF, the Borrower and the Lender have caused this Agreement to be duly executed by their duly authorized officers, all as of the day and year first above written.

 VPGI CORP.                         TRIDENT GROWTH FUND, LP

                                    By: TRIDENT MANAGEMENT, LLC, its
                                              GENERAL PARTNER


 By: /s/ Pat Custer                 By: /s/ Scott Cook
     -----------------------            -----------------------
     Pat A. Custer,                     Scott Cook,
     Chief Executive Officer            Authorized Member